                                                             4 GLOBAL LOW-PRICED

ROBERTSON STEPHENS MUTUAL FUNDS
The Global Low-Priced Stock Fund
Annual Report
December 31, 1995

"We look for growing companies that are overlooked or underappreciated by the investment community -- what we refer to as `orphans'."

THE GLOBAL LOW-PRICED STOCK FUND ANNUAL RESULTS

FUND PHILOSOPHY

The Robertson Stephens Global Low-Priced Stock Fund seeks to achieve long-term growth of capital by investing worldwide in low-priced stocks (under $10 per share) of companies that have future growth potential but are overlooked or underappreciated by other investors.

CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance  8
Portfolio Summary  9
Schedule of Net Assets  10
Statement of Net Assets  13
Statement of Operations  14
Statement of Changes in Net Assets  15
Financial Highlights  16
Notes to Financial Statements  17
Independent Accountants' Report  20
Administration  20

                                                  ROBERTSON, STEPHENS & COMPANY

FUND HIGHLIGHTS

POSITIVE PERFORMANCE
SINCE INCEPTION
By December 31, 1995, The Global Low-Priced Stock Fund had been up and running for six weeks and had achieved positive performance of 4.5%. At year-end we were 28% invested in 18 different companies in five global markets.

OUR INVESTMENT PHILOSOPHY
We look for growing companies that are overlooked or underappreciated by the investment community -- what we refer to as "orphans."

OPPORTUNITIES IN CHINA
We recently took a trip to mainland China and are particularly excited about the investment opportunities there. About two years ago, the Chinese government imposed a credit austerity program in order to combat inflation. Our goal has been to seek out companies that have continued to operate effectively despite the difficult economic environment.

CATHAY INVESTMENT
One Chinese investment opportunity that we have identified is Cathay Investment, a closed-end fund trading on the Hong Kong stock exchange. Cathay's strategy is to invest in private Chinese companies that have dominant market share and good growth potential.

CATELLUS DEVELOPMENT CORPORATION
We have also been looking at some very interesting investment opportunities closer to home. Catellus Development owns 15 million square feet of diverse properties and one million acres of land. An entirely new management team is implementing a solid strategy for growth.

THE GLOBAL LOW-PRICED STOCK FUND ANNUAL RESULTS

DEAR SHAREHOLDER:

By December 31, 1995, The Global Low-Priced Stock had been up and running for six weeks and had achieved positive performance of 4.5%. At year-end, we were 28% invested in 18 different companies, in five global markets.

OUR INVESTMENT PHILOSOPHY
Since the Fund is new, we want to share our investment philosophy and plans for the future. We look for growing companies that are overlooked or underappreciated by the investment community -- what we refer to as "orphans." Most of our investments will be in either small-cap or "micro-cap" companies. However, we have not placed specific market capitalization restrictions on the Fund so that we can take advantage of opportunities in larger companies when the story and valuation are particularly compelling.

FUND MANAGER
HANNAH SULLIVAN
Portfolio Manager
The Robertson Stephens Global Low-Priced
Stock Fund
[PHOTO]

"We look for growing companies that are OVERLOOKED OR UNDERAPPRECIATED by the investment community -- what we refer to as 'orphans'."

                                                  ROBERTSON, STEPHENS & COMPANY

We believe companies are overlooked by the investment community for two primary reasons: they are small and have not yet captured its attention, or their prospects for the future are not widely understood. Most of our companies will not be household names and will not have extensive institutional ownership. Most will have minimal research coverage. Due to this inefficiency of information flow, we are able to make investments at what we believe are reasonable prices.

In addition to growth potential, we believe that each company must have a strong management team. We are looking to invest with a three- to five-year time frame. Because we have a long-term view, it is not important that the company achieve all of its potential in the first few quarters -- we may have to wait awhile for the story to begin to unfold. In the meantime, we want to have confidence in the people making the strategic decisions. Ideally, management and other insiders (e.g. directors) will have a significant investment in their company so that all of our objectives are in line.

We have found that this investment style applies in most markets around the world. Therefore, we will be investing opportunistically in international markets when we feel we have reliable information sources, and often where we know the people. We will not follow a global allocation index -- as previously stated, we will make our global investments on an opportunistic basis. Additionally, because we will always have good information flow in the domestic market due to proximity and common language, we expect to have a significant portion of the Fund invested in the U.S. market at any given time.

THE GLOBAL LOW-PRICED STOCK FUND ANNUAL RESULTS

CHINA
Among other areas, we have been doing quite a bit of research on China. We recently took a trip to mainland China, where we see exciting investment opportunities.

For several years the Chinese economy has grown very rapidly. Unfortunately, inflation has grown as well (see Table 1). In order to curb the quickly building inflation, the Chinese government began tightening credit about two years ago. Since the government maintains control over all of the country's banks, a credit austerity program has been a very effective mechanism for controlling interest rates and the supply of credit. The result has been not only the desired decrease in inflation, but also a real slowing in many sectors of the economy. For many companies, this slowing has resulted in a contraction of revenues and, for some, a ballooning in credit receivables, as traditional customers have had trouble paying for goods on a timely basis. This contraction of revenues and related deterioration of balance sheets has resulted in a decline in the stock prices of many Chinese companies. We view this as an opportunity.

"WE RECENTLY TOOK A TRIP TO MAINLAND CHINA, WHERE WE SEE EXCITING INVESTMENT OPPORTUNITIES."
[PHOTO]

INVESTMENT MANAGEMENT

G. RANDY HECHT
President
Robertson Stephens
Investment Trust

INVESTMENT TEAM
RESEARCH
Andrew Pilara, Jr.
Borden Putnam III
Paul H. Stephens

TRADING
Christopher Beagle
Catherine O'Neill

ADMINISTRATION
Jodi Daprano

                                                  ROBERTSON, STEPHENS & COMPANY


Table 1.
Economy of the People's Republic of China
Source: Kim Eng Securities China Research

                                                    1993   1994   1995   1996
--------------------------------------------------------------------------------
GNP Growth                                         13.2%  11.8%  10.2%  10.5%
Industrial Output                                  23.6%  21.7%  14.0%  16.5%
Inflation (CPI)                                    13.0%  24.2%  17.1%  15.0%
--------------------------------------------------------------------------------

                                                                     E: ESTIMATE

During this period of austerity, our goal has been to seek out companies that have continued to operate effectively despite the difficult economic environment. We have found what we believe are a few very interesting investments.

CATHAY INVESTMENT
One such investment opportunity is Cathay Investment, a closed-end fund trading on the Hong Kong stock exchange. The fund is managed by a group in the U.S. but advised by a top-notch Chinese partner, Security Executive Exchange Council
(SEEC). SEEC is a consulting group comprised of business people who, for the most part, were educated in the U.S. and who returned to China to advise the Chinese government on setting up its capital markets in the early 1990s. This work has fostered strong relations between SEEC and the Chinese government.

SEEC sources potential investments, screens companies, and then makes recommendations to Cathay. According to SEEC, since the partnership was formed in 1993, it has looked at approximately 2,000 investment opportunities, conducted more extensive due diligence on about 200 companies, and recommended investment in only six. You can only get this sort of coverage when you are on location full time. Cathay's U.S. manager and its Chinese advisor equally share performance fees that are based solely on the profitability of the investments, so their incentives are in line with both one another and with investors like us.

THE GLOBAL LOW-PRICED STOCK FUND ANNUAL RESULTS

"WE BELIEVE COMPANIES ARE OVERLOOKED BY THE INVESTMENT COMMUNITY FOR TWO PRIMARY
REASONS: THEY ARE SMALL AND HAVE NOT YET CAPTURED ITS ATTENTION, OR THEIR PROSPECTS FOR THE FUTURE ARE NOT WIDELY UNDERSTOOD."

Cathay's strategy is to invest in private Chinese companies (primarily state-owned enterprises that are for sale) that have dominant market share and good growth potential. According to SEEC, most of the thousands of State-owned enterprises are for sale, so it is just a matter of finding an attractive investment opportunity, making the right connections, and agreeing on a price.

To date, Cathay has made five investments, four of which are still private. The one exception, China Yuchai International, was listed on the New York Stock Exchange last year. China Yuchai, the largest medium-duty diesel engine manufacturer in China with 50% market share, is a good example of Cathay's strategy. Cathay plans to take each of the companies public either in China or in foreign markets such as the U.S. or Hong Kong in the coming years. Assuming the listings are successful, we believe they will add meaningfully to Cathay's net asset value (NAV).

In the meantime, Cathay's NAV is comprised of 4.6 million publicly traded shares of China Yuchai, four investments listed at cost (the largest washing machine manufacturer in China, the largest snack food company, the fourth largest pharmaceutical

                                                 ROBERTSON, STEPHENS & COMPANY

company, and a Beijing real estate redeveloper), and approximately US$12 million in cash. At current prices, we are able to buy the fund at a 20-30% discount to NAV. We expect one or two of the private companies to go public during 1996.

CATELLUS DEVELOPMENT CORPORATION
We have also been looking at some very interesting investment opportunities closer to home. Catellus Development Corporation was spun off from Santa Fe Railroad in 1990 and now seems to be poised for rapid growth. The company will also likely benefit from the current recovery of the California economy. Catellus owns 15 million square feet of diverse properties and one million acres of land, 80% of which is in California. It has suffered from an over-leveraged balance sheet at a time when California has gone through its worst recession in history.

Catellus has an entirely new management team that is implementing a strategy both to unlock some of the value that is sitting on its balance sheet and to grow the company. A year ago, the company reported an appraised asset value, net of debt, of $9.62 per share. Since that time, the California economy has continued to improve, which leads us to expect further improvement in the appraised value by year-end 1996. Meanwhile, the company continues to sell for about $7.00 per share. We like to buy assets at approximately $0.70 on the dollar whenever possible.

IN CONCLUSION
We look forward to investing alongside you over the long term. Thank you for your support.
                                                                January 23, 1996

Sincerely,
/s/M. Hannah Sullivan
M. HANNAH SULLIVAN
Portfolio Manager

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR 24-HOUR HOTLINE AT 1-800-766-3863.

THE GLOBAL LOW-PRICED STOCK FUND ANNUAL RESULTS

FUND PERFORMANCE

CUMULATIVE TOTAL RETURNS


                                             GLOBAL LOW-PRICED   MSCI WORLD
FOR THE PERIOD ENDED 12/31/95                       STOCK FUND     INDEX(1)
--------------------------------------------------------------------------------
Since inception (11/15/95)(2)                            4.50%        4.86%
--------------------------------------------------------------------------------

(1) The Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index composed of companies representative of the market structure of 22 developed-market countries in North America, Europe, and the Asia-Pacific region.

(2) Date that the Fund's shares were first offered to the public.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                                 ROBERTSON, STEPHENS & COMPANY

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1995

[GRAPH]

TOP TEN HOLDINGS

1.
CATELLUS DEVELOPMENT CORPORATION
A major diversified real estate company. Owns, develops, and manages industrial, residential, and commercial properties, primarily in California.

2.
TACO CABANA
Operates a chain of 125 Mexican food restaurants directly or through franchises.

3.
BAKYRCHIK GOLD PLC
Owns 40% of the Bakyrchik gold mine, a major ore body with 8.6 million ounces of gold in northeastern Kazakhstan.

4.
GRANT GEOPHYSICAL, INC.
Gathers seismic data for use by global energy exploration companies.

5.
PHARMOS CORPORATION
An emerging pharmaceutical company engaged in the research and development of novel drugs.

6.
KMART CORPORATION
A mass-merchandiser and specialty retailer operating 2,172 Kmart discount department stores and 169 Builders Square retail outlets in the United States and abroad.

7.
CHINA YUCHAI INTERNATIONAL, LTD.
Owns 76% of the largest Chinese manufacturer and seller of medium-duty diesel truck engines.

8.
OVERSEAS AND GENERAL, LTD.
An international investment company with interests in a joint venture steel mill in Vietnam and timber operations in Papua New Guinea.

9.
GREENCHIP EMERGING GROWTH, LTD.
An Australian closed-end fund targeting small-cap, overlooked Australian companies.

10.
VALUEVISION INTERNATIONAL, INC.
Operates the Brand Name Channel, the third largest television home shopping network in the United States.

THE GLOBAL LOW-PRICED STOCK FUND ANNUAL RESULTS

SCHEDULE OF NET ASSETS


DECEMBER 31, 1995                                         SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.8%
Pharmos Corporation                                       20,000  $    29,375
--------------------------------------------------------------------------------
                                                                       29,375
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLOSED-END FUNDS - 3.8%
Cathay Investment Fund, Ltd.                              10,000       10,993
Greenchip Development Capital, Ltd.                       12,026        7,866
Greenchip Emerging Growth, Ltd.                           25,439       24,202
Greenchip Investments, Ltd.                               30,000       19,845
--------------------------------------------------------------------------------
                                                                       62,906
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMUNICATIONS SERVICES - 0.8%
CD Radio, Inc.                                             3,000       13,313
--------------------------------------------------------------------------------
                                                                       13,313
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 3.8%
Overseas and General, Ltd.                               102,500       24,761
Van Der Horst, Ltd.(1)                                     4,000       20,219
Vietnam Industrial Investments, Ltd.                      80,000       17,095
--------------------------------------------------------------------------------
                                                                       62,075
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 0.9%
AER Energy Resources, Inc.                                 5,000       14,375
--------------------------------------------------------------------------------
                                                                       14,375
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ENERGY - 2.3%
Canadian Conquest Exploration, Inc.                       10,000        7,836
Nugas, Ltd.                                               10,000       15,526
Olympia Energy, Inc., Class A                             25,000       14,280
--------------------------------------------------------------------------------
                                                                       37,642
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    10


                                                                ROBERTSON, STEPHENS & COMPANY


                                                          SHARES        VALUE
--------------------------------------------------------------------------------
ENERGY SERVICES - 2.4%
Grant Geophysical, Inc.                                   14,000      $35,000
Veritas Energy Services, Inc.                                700        3,845
--------------------------------------------------------------------------------
                                                                       38,845
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLD MINING - 2.3%
Bakyrchik Gold PLC                                         9,000       38,577
--------------------------------------------------------------------------------
                                                                       38,577
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MEDIA - 1.3%
Valuevision International, Inc.                            4,000       22,250
--------------------------------------------------------------------------------
                                                                       22,250
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REAL ESTATE - 2.9%
Catellus Development Corporation                           8,000       48,000
--------------------------------------------------------------------------------
                                                                       48,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESTAURANTS - 2.4%
Taco Cabana, Class A                                       8,000       40,000
--------------------------------------------------------------------------------
                                                                       40,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RETAIL - 1.8%
Kmart Corporation(1)                                       4,000       29,000
--------------------------------------------------------------------------------
                                                                       29,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRANSPORTATION EQUIPMENT AND SERVICES - 1.6%
China Yuchai International, Ltd.(1)                        3,200       26,000
--------------------------------------------------------------------------------
                                                                       26,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 28.1% (Cost: $411,549)                            462,358
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                                           11


THE GLOBAL LOW-PRICED STOCK FUND ANNUAL RESULTS

SCHEDULE OF NET ASSETS (CONTINUED)


DECEMBER 31, 1995
--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
--------------------------------------------------------------------------------
Cash                                                              $       927
Federal Mortgage Corporation Discount Note, 5.65% due 1/4/96          999,529
Repurchase Agreement
  State Street Bank and Trust Company, 5.00%, dated 12/29/95, due 1/2/96,maturity value $316,176 (collateralized by $245,000
  par value U.S. Treasury Notes, 8.75%, due 5/5/17)                   316,000
--------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 80.1%                             1,316,456

--------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (8.2)%                                      (135,426)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100%                                           $ 1,643,388
--------------------------------------------------------------------------------


(1) Income-producing securities.

The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON, STEPHENS & COMPANY

STATEMENT OF NET ASSETS


DECEMBER 31, 1995
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (Cost: $441,549)                            $   462,358
Cash and cash equivalents                                           1,316,456
Receivable for fund shares subscribed                                   7,000
Receivable from Adviser                                                 6,440
Receivables, other                                                     19,283
--------------------------------------------------------------------------------
TOTAL ASSETS                                                        1,811,537

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                     147,835
Accrued expenses                                                       20,314
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     168,149

--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    1,643,388
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Paid-in capital                                                     1,620,721
Accumulated undistributed investment income                             1,858
Net unrealized appreciation on investments                             20,809
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  $ 1,643,388
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRICING OF SHARES:                                                $     10.45
  Net Asset Value, offering and redemption price per share
  (Net assets of $1,643,388 applicable to 157,267 shares
  of beneficial interest outstanding with no par value)
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

THE GLOBAL LOW-PRICED STOCK FUND ANNUAL RESULTS

STATEMENT OF OPERATIONS


FOR THE PERIOD FROM 11/15/95
(COMMENCEMENT OF OPERATIONS)
THROUGH 12/31/95
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                             $  3,584
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                 3,584

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Professional fees                                                       2,307
Shareholder reports                                                     1,667
Investment advisory fees                                                  854
Trustees' fees and expenses                                               813
Custodian and transfer agent fees                                         706
Registration and filing fees                                              640
Organizational expenses                                                   500
Other                                                                     253
Distribution fees                                                         213
Administration fees                                                       213
--------------------------------------------------------------------------------
Total Expenses                                                          8,166
Less: Reimbursement from Adviser                                       (6,440)
--------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                     1,726

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   1,858
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                   20,809
--------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON INVESTMENTS                           20,809

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $  22,667
--------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                 ROBERTSON, STEPHENS & COMPANY

STATEMENT OF CHANGES IN NET ASSETS


FOR THE PERIOD FROM 11/15/95
(COMMENCEMENT OF OPERATIONS)
THROUGH 12/31/95
--------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------
Net investment income                                                 $   1,858
Net change in unrealized appreciation on investments                     20,809
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     22,667

-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------
Net investment income                                                       -
Realized gains on investments                                               -
-------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                         -

-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------
Net increase in net assets resulting from
  capital share transactions                                          1,620,721
-------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                      1,620,721
-------------------------------------------------------------------------------
Total Increase in Net Assets                                          1,643,388
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
Beginning of year                                                             0
End of year                                                       $   1,643,388
-------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

THE GLOBAL LOW-PRICED STOCK FUND ANNUAL RESULTS

FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING                                          PERIOD ENDED
THROUGHOUT THE PERIOD:                                              12/31/95(1)
--------------------------------------------------------------------------------
Net Asset Value, beginning of period                              $     10.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net investment income                                                    0.03
Unrealized appreciation on investments                                   0.42
--------------------------------------------------------------------------------
Total increase in net assets resulting from operations                   0.45

--------------------------------------------------------------------------------
Distributions from net investment income                                    -
Distributions from realized gains on investments                            -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $     10.45
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL RETURN                                                            4.50%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net Assets, end of period                                         $ 1,643,388
Ratio of Expenses to Average Net Assets                                1.91%(2)
Ratio of Net Investment Income to Average Net Assets                   2.06%(2)
Portfolio Turnover Rate                                                    0%
--------------------------------------------------------------------------------


(1) The Fund commenced operations on 11/15/95.

(2) If the Fund had paid all of its expenses and had received no reimbursement from the Adviser, the ratio of expenses to average net assets for the period ended December 31, 1995, would have been 9.04%, and the ratio of net investment loss to average net assets would have been (5.07)%.

Per-share data for each of the periods has been determined by using the average number of shares outstanding throughout each period.

Ratios, except for total return and portfolio turnover rate, have been annualized.

The accompanying notes are an integral part of these financial statements.

                                                ROBERTSON, STEPHENS & COMPANY

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Global Low-Priced Stock Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on November 15, 1995. The Trust offers nine series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Robertson Stephens Information Age Fund, The Robertson Stephens Global Natural Resources Fund, and The Robertson Stephens Global Low-Priced Stock Fund. The assets for each series are segregated and accounted for separately.

The Global Low-Priced Stock Fund, for book and tax purposes, has a calendar (12/31) year-end. These financial statements reflect operations for the period from November 15, 1995 (Commencement of Operations), through December 31, 1995.

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:
The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:
Marketable securities including options and foreign securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At December 31, 1995, 100% of the Fund's long positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use all available resources including quotations from market makers and fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of a security. At December 31, 1995, 0% of the Fund's long positions were valued using these guidelines and procedures.

b. REPURCHASE AGREEMENTS:
Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Advisor to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:
The Fund has made no provision for federal income taxes for the period from November 15, 1995 (Commencement of Operations) through December 31, 1995. The Fund complied with requirements of the Internal Revenue Code for qualifying as a regulated investment company so as not to be subject to federal income tax.

THE GLOBAL LOW-PRICED STOCK FUND ANNUAL RESULTS

d. SECURITIES TRANSACTIONS:
Securities transactions are accounted for on the date the securities are purchased and sold (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

e. FOREIGN CURRENCY TRANSLATION:
The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

f. INVESTMENT INCOME:
Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

g. CAPITAL ACCOUNTS:
The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain or loss accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.

NOTE 2  CAPITAL SHARES:

a. TRANSACTIONS:
The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the period from November 15, 1995 (Commencement of Operations) through December 31, 1995, were as follows:


11/15/95 - 12/31/95                                       SHARES       AMOUNT
--------------------------------------------------------------------------------
Shares sold                                              164,230  $ 1,691,739
Shares reinvested                                              -            -
--------------------------------------------------------------------------------
                                                         164,230    1,691,739

--------------------------------------------------------------------------------
Shares redeemed                                           (6,963)     (71,018)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase                                             157,267  $ 1,620,721
--------------------------------------------------------------------------------


NOTE 3   TRANSACTIONS WITH AFFILIATES:

a. ADVISORY FEES AND EXPENSE LIMITATION: Under the terms of an advisory agreement, which is reviewed and approved annually by the Fund's Board of Trustees, the Fund pays Robertson, Stephens & Company Investment Management, L.P. ("RSIM"), an investment advisory fee and an administrative services fee calculated respectively at an annual rate of 1.00% and 0.25% of the average daily net assets of the Fund. For the period from November 15, 1995 (Commencement of Operations) through December 31, 1995, the Fund incurred investment advisory fees and administrative fees of $854 and $213, respectively. RSIM has agreed to reimburse the Fund for any annual operating expenses, including investment advisory fees but excluding distribution fees which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. For the period from November 15, 1995 (Commencement of Operations) through December 31, 1995, the Adviser agreed to reimburse $6,440 of its fees and other expenses.

b. AFFILIATED PERSONS: Certain officers and Trustees of the Fund are also Members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the parent of Robertson, Stephens & Company LLC (RS & Co.), the Fund's Distributor and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer, and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of

                                                 ROBERTSON, STEPHENS & COMPANY

RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

c. COMPENSATION OF TRUSTEES AND OFFICERS:
Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $813 for the period from November 15, 1995 (Commencement of Operations) through December 31, 1995.

d. DISTRIBUTION FEES:
The Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is approved annually by the Fund's Board of Trustees. Under the Plan, RS & Co. is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.25% of the average daily net assets of the Fund. For the period from November 15, 1995 (Commencement of Operations) through December 31, 1995, RS & Co. agreed to waive distribution fees worth $213.

e. BROKERAGE COMMISSIONS:
RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the period from November 15, 1995 (Commencement of Operations) through December 31, 1995, the Fund paid no brokerage commissions to RS & Co.

NOTE 4   INVESTMENTS:

a. PORTFOLIO TURNOVER RATE:
The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding options and short-term investments), measured as a percentage of the Fund's average monthly investment portfolio for the period from November 15, 1995 (Commencement of Operations) through December 31, 1995, was 0%.

b. TAX BASIS OF INVESTMENTS:
At December 31, 1995, the cost of investments for federal income tax purposes was $441,549. Accumulated net unrealized appreciation on investments was $20,809, consisting of gross unrealized appreciation and depreciation of $22,945 and $(2,136), respectively.

c. INVESTMENT PURCHASES AND SALES:
For the period from November 15, 1995 (Commencement of Operations) through December 31, 1995, the cost of investments purchased and the proceeds from investments sold (excluding short-term investments) were $441,549 and $0, respectively.

d. FOREIGN SECURITIES:
Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, reevaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

The Fund intends to invest no more than 40% of its total assets exclusively in one foreign country. At December 31, 1995, the Fund had its largest concentrated foreign investments, worth 5% of the Fund's total assets, in Australia.

THE GLOBAL LOW-PRICED STOCK FUND ANNUAL RESULTS

INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Trustees of The Robertson Stephens Global Low-Priced Stock Fund

In our opinion, the accompanying statement of net assets, including the schedule of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Global Low-Priced Stock Fund (one of the series constituting The Robertson Stephens Investment Trust, hereinafter referred to as the "Fund") at December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the period from November 15, 1995 (Commencement of Operations) through December 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1995, by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP
Price Waterhouse LLP
San Francisco, California
February 15, 1996


ADMINISTRATION

OFFICERS AND TRUSTEES
G. Randy Hecht
President, Chief Executive Officer

Terry R. Otton
Chief Financial Officer

Leonard B. Auerbach, Trustee
Daniel R. Cooney, Trustee
James K. Peterson, Trustee
John P. Rohal, Trustee
Robert I. Goldbaum, Secretary

INVESTMENT ADVISER
Robertson, Stephens & Company Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

AUDITORS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Global Low-Priced Stock Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 27, 1996

THE ROBERTSON STEPHENS MUTUAL FUNDS

In addition to THE GLOBAL LOW-PRICED STOCK FUND, Robertson Stephens offers the following mutual funds:

THE CONTRARIAN FUND
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET - Invests in attractively priced, growing companies worldwide that are out of favor or have not been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. The Fund may engage in short sales and invests in companies of all sizes. Managed by Paul Stephens.

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS - Invests in publicly traded equities of developing countries. The Fund may engage in short sales and/or invest in private placement emerging market equity securities. No load. Managed by Michael Hoffman.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES - Invests primarily in common stocks of emerging growth companies (predominantly technology, specialty retailing, and health care) with above-average growth potential. No load. Managed by Dave Evans.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara, Jr.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE MODERATING RISK - Invests primarily in small- and mid-cap company stocks and convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE INFORMATION AGE FUND
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR - Invests in a wide range of technology companies with strong fundamentals, market advantage, and growth potential, including computer hardware and software, telecommunications, and multimedia. No load. Managed by Ron Elijah.

THE PARTNERS FUND
SMALL-CAP VALUE WITH A CONTRARIAN DISCIPLINE - Invests with a value methodology combining traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara, Jr.

THE VALUE+GROWTH FUND
A GROWTH FUND FOR VALUE-CONSCIOUS INVESTORS - Invests in mid-cap growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. Ability to short sell. No load. Managed by Ron Elijah.

Design: Broom & Broom, Inc., San Francisco
Photography: Jerry Orabona, Bill Zemanek

For a discussion of the risks associated with using options, international investing, investing in a few sectors, allocating a large percentage of the portfolio to one security, and short selling, please read the prospectus.

ROBERTSON STEPHENS & COMPANY
MUTUAL FUNDS
555 California Street, Suite 2600
San Francisco, California 94104

FUND NEWS & INFORMATION

ROBERTSON STEPHENS
INVESTOR SERVICES

- Knowledgeable mutual fund representatives.

- Automated access to daily net asset values.

- Portfolio managers' hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

funds@rsco.com

ROBERTSON STEPHENS
ACCOUNTLINK

- Automated account
information, 24 hours a day.

1-800-624-8025

The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund or their other clients or for their own accounts and will not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.